Q3 2019 Ryerson Quarterly Release Presentation Exhibit 99.2

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/governance/governance-documents/default. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute "forward-looking statements" within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” "believes," "expects," "may," "estimates," "will," "should," "plans," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact the metals distribution industry and our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented market in which we operate; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals producer industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2018, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

2019 Financial Metrics A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. . Market share gain and strong free cash flow generation Net Sales Gross Margin, excl. LIFO Diluted Adjusted Earnings per Share Adj. EBITDA, excl. LIFO Cash from Operating Activities $1.1B 15.8% $0.24 $30M $83M -12% vs. Q3’18 -8% vs. Q2’19 -340 bps vs. Q3’18 -70 bps vs. Q2’19 +$0.07 vs. Q3’18 -$0.21 vs. Q2’19 -$59M vs. Q3’18 -$21M vs. Q2’19 +127M vs. Q3’18 +16M vs. Q2’19 $3.5B 16.5% $1.49 $143M $131M +9% vs. Q3’18 YTD -340 bps vs. Q3’18 YTD +$0.58 vs. Q3’18 YTD -$114M vs. Q3’18 YTD +193M vs. Q3’18 YTD Third Quarter Year-to-Date

Third Quarter 2019 Pro Forma Gross Margin, excl. LIFO vs. Actual Performance Affected by inventory holding losses Continued commodity headwinds Expenses exclude depreciation and one-time items. A reconciliation of non-GAAP Adjusted EBITDA, excluding LIFO to the comparable GAAP measure is included in the Appendix. Hedging losses and continued margin contraction, as well as inventory holding losses that were in-line with CRU hot-rolled price deflation decreased gross margin, excluding LIFO by a total of 170 basis points. Gross Margin, excl. LIFO Mark-to-market hedging losses

Third Quarter 2019 Year-over-Year Financial Performance 4% decrease 8% decrease 6% decrease Expenses exclude depreciation and one-time items. A reconciliation of non-GAAP Adjusted EBITDA, excluding LIFO to the comparable GAAP measure is included in the Appendix. $30M in Adj. EBITDA, excl. LIFO is a decrease year-over-year due to compressed volume, margin, and pricing, which were affected by commodity headwinds, softening industrial conditions, and normal seasonal patterns. These were partially offset by decreased expenses. Adj. EBITDA, excl. LIFO 340 bps contraction

Year-to-Date 2019 Financial Performance 2% decrease 2% increase 380 bps contraction Expenses decreased by 2% Expenses exclude depreciation and one-time items. A reconciliation of non-GAAP Adjusted EBITDA, excluding LIFO to the comparable GAAP measure is included in the Appendix. $143M of Adj. EBITDA, excl. LIFO for the first nine months of 2019 constitutes a decrease compared to the first nine months of 2018 due to contracted volumes and margins, partially offset by improved pricing and expenses year-over-year. Adj. EBITDA, excl. LIFO

Next Phase Financial Targets: Year-to-Date 2019 Performance 16.5% Gross Margins, excl. LIFO Target: 20.0% 5.5% U.S. Market Share Target: 6.0% Targets are based on 3-year window; Service center industry growth assumed consistent with 2018 tons shipped and average selling prices consistent with Ryerson historical average prices. A reconciliation of non-GAAP Adjusted EBITDA, excluding LIFO to the comparable GAAP measure is included in the Appendix. Market Share Source: Metals Service Center Institute $194M LTM Adj. EBITDA, excl. LIFO Target: $350M to $400M 5.2x Net Leverage, LTM Adj. EBITDA, excl. LIFO / Net Debt Target: 2.0x

Improved Book Value of Equity Significant Turnaround From an Equity Deficit to a Positive Equity Balance Book Value of Equity ($M)

Strong Liquidity to Fund Operations and Investments Ryerson has significant liquidity to fund operations and pursue strategic investments ($M)

End-Market Performance Q3 2019 YTD Tons Shipped and Sales Mix by End Market Metal Fab and Machine Shop 22% Industrial Equipment 18% Commercial Ground Transportation 16% Consumer Durable 11% Food & Ag 10% Construction 8% HVAC 6% Oil & Gas 5% Excluding Other Industry Sectors which represent approximately 4% of Ryerson sales mix Year-over-year volume growth in HVAC and Commercial Ground Transportation sectors has been supported by nonresidential construction activity and class 8 truck sales. In the fourth quarter, Ryerson anticipates normal seasonality patterns compounded by slowing industrial growth and trade uncertainty. 2018 Sales Mix Commentary & Q4 2019 Outlook Q3 ‘19 YTD vs. Q3 ’18 YTD Volume Growth

Appendix

31 EBITDA represents net income before interest and other expense on debt, provision (benefit) for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, impairment charges on assets, reorganization expenses, gain on bargain purchase, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit plus LIFO expense (or minus LIFO income), divided by net sales, and gross margin, excluding LIFO expense (income), which is calculated as gross profit plus LIFO expense (or minus LIFO income) divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales, and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Non-GAAP Reconciliation

Quarterly Financial Highlights A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix. Tons Sold (000’s) Average Selling Price Per Ton Adjusted EBITDA, excl. LIFO Margin % Gross Margin & Gross Margin, excl. LIFO & Purchase Accounting Adjustments

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO Net income includes gain on bargain purchase of $73M in Q3 2018 and loss on bargain purchase of $3M in Q4 2018 for acquisition of CS&W.

Non-GAAP Reconciliation: Adjusted Net Income